SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K/A

                              CURRENT REPORT

                              AMENDMENT NO. 1

                  Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934


Date of Report (Date of earliest
              event reported):  November 18, 1994

                         WATTS INDUSTRIES, INC.
          (Exact name of registrant as specified in its charter)


    Delaware                      0-14787          04-2916536
(State or other jurisdiction     (Commission    (IRS Employer
   of incorporation)            File Number)  Identification No.)

    815 Chestnut Street, North Andover, Massachusetts  01845
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:(508) 688-1811

                            N/A
      (Former name or former address, if changed since last report.)

     Item 7.   Financial Statements, Pro Forma Financial
               Information and Exhibits.

          (a)  Financial Statements of Businesses
               Acquired.  Not applicable.

          (b) Pro forma financial information. The response to this portion of Item 7 is submitted as a separate section of this Amended Current Report on Form 8-K/A.

          (c)  Exhibits.

           2.1 Joint Venture Contract, dated as of
               June 27, 1994, by and between
               Tianjin Tanggu Valve Plant and
               Watts Investment Company. (1)(2)

           2.2 Stock Purchase Agreement, dated as
               of July 28, 1994, by and between
               Jameco Acquisition Corp. and Harry
               Lipman, Michael Lipman, Walter
               Lipman, Sidney Greenberg, David
               Chasin, Kenneth S. Lipman, Peter A.
               Lipman, Ethel S. Lipman, Gloria
               Lipman, Walter Lipman Trust for the
               Benefit of Ilene Burstein, Walter
               Lipman Trust for the Benefit of
               Staci Burstein and Walter Lipman
               Trust for the Benefit of Joshua
               Burstein. (1)

           2.3 Asset Purchase Agreement, dated as
               of August 4, 1994, by and between
               Circle Seal Controls, Inc. and SAES
               Pure Gas, Inc. (1)

           2.4 Stock Purchase Agreement, dated as
               of November 18, 1994, by and
               between Watts Industries Europe BV,
               KF Industries Europe BV, Philabel
               International NV, Antonio Vienna,
               and G.I.V.A. S.p.A. (1)

     (1) Incorporated by reference to the relevant exhibit to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 5, 1994.

     (2) Joint venture received its business license to conduct business in the People's Republic of China on July 15, 1994.

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        WATTS INDUSTRIES, INC.



                                        By:/S/William C. McCartney
                                           William C. McCartney,
                                           Vice President of
                                           Finance

Date:     February 2, 1995

                        Pro Forma Condensed
                       Consolidated Financial
                       Statements (Unaudited)

                       Watts Industries, Inc.
                     and Subsidiaries and Jameco
               Industries, Inc., Pibiviesse S.p.A. and
                     Tianjin Tanggu Watts Valve
                            Company Limited

                           September 30, 1994

    Watts Industries, Inc. and Subsidiaries and Jameco Industries, Inc.,
      Pibiviesse S.p.A. and Tianjin Tanggu Watts Valve Company Limited

                    Pro Forma Condensed Consolidated
                    Financial Statements (Unaudited)

                           September 30, 1994




                                Contents


Pro Forma Condensed Consolidated Financial Statements (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

Pro Forma Condensed Consolidated Statement of Earnings for the year ended June 30, 1994 (Unaudited)

Pro Forma Condensed Consolidated Statement of Earnings for the three months ended September 30, 1994 (Unaudited)

Notes to Pro Forma Condensed Consolidated Financial Statements
(Unaudited)

     Watts Industries, Inc. and Subsidiaries and Jameco Industries, Inc.,
       Pibiviesse S.p.A. and Tianjin Tanggu Watts Valve Company Limited

                      Pro Forma Condensed Consolidated
                      Financial Statements (Unaudited)

                             September 30, 1994


The following pro forma condensed consolidated balance sheet as of September 30, 1994, and the pro forma condensed consolidated statements of earnings for the year ended June 30, 1994 and the three months ended September 30, 1994 give effect to the acquisition of 100% of the outstanding shares of Jameco Industries, Inc. and Pibiviesse S.p.A. (PBVS) and the acquisition of a controlling 60% interest in Tianjin Tanggu Watts Valve Company Limited
(Tanggu Watts) by one or more wholly owned subsidiaries of Watts Industries, Inc. The pro forma information is based on the historical financial statements of Watts Industries, Inc. and Subsidiaries, giving effect to the proposed transactions and adjustments in the accompanying notes to the pro forma financial statements.

The pro forma statements have been prepared by Watts Industries, Inc. management based upon the financial statements of Jameco Industries, Inc., PBVS and Tanggu Watts. These pro forma financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.
The pro forma financial statements should be read in conjunction with the audited financial statements and notes of Watts Industries, Inc. included in its Annual Report.

     Watts Industries, Inc. and Subsidiaries and Jameco Industries, Inc.,
       Pibiviesse S.p.A. and Tianjin Tanggu Watts Valve Company Limited

          Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

                             September 30, 1994


                                As Reported
                        ---------------------------
                             Watts
                          Industries,
                           Inc. and                   Pro Forma     Pro Forma
                         Subsidiaries   Acquisitions Adjustments  Consolidated
                           ---------------------------------------------------
Assets                                   (000's omitted)
Current assets:
 Cash and cash
  equivalents              $    8,466                $(7,150)(A)    $    1,316
 Short-term investments        19,965                                   19,965
 Accounts receivable          101,889   $10,386                        112,275
 Inventories                  161,170    11,271                        172,441
 Other current assets          25,980     1,665                         27,645
                           ---------------------------------------------------
Total current assets          317,470    23,322       (7,150)          333,642

Property, plant and
 equipment, net               145,562     2,540                        148,102
Goodwill, net                 115,414                18,246 (B)        133,660
Other assets                   19,470       758                         20,228
                             -------------------------------------------------
                             $597,916   $26,620     $11,096           $635,632

Liabilities and
 stockholders' equity
Current liabilities:
 Accounts payable and
  accrued expenses          $  76,780   $22,465                      $  99,245
 Other current liabilities     23,485               $13,000 (A)         36,485
                            --------------------------------------------------
Total current liabilities     100,265    22,465      13,000            135,730

Long-term debt                 97,905       568                         98,473
Other liabilities              26,200     1,683                         27,883

Stockholders' equity:
 Common stock                   2,949     1,395      (1,395)             2,949
 Additional paid-in capital    93,165                                   93,165
 Retained earnings            278,474       509        (509)           278,474
 Foreign currency
  translation adjustment       (1,042)                                  (1,042)
                             -------------------------------------------------
Total stockholders' equity    373,546     1,904      (1,904)           373,546
                             -------------------------------------------------
                             $597,916   $26,620     $11,096           $635,632


See accompanying notes to pro forma condensed consolidated financial statements (unaudited).

     Watts Industries, Inc. and Subsidiaries and Jameco Industries, Inc.,
       Pibiviesse S.p.A. and Tianjin Tanggu Watts Valve Company Limited

      Pro Forma Condensed Consolidated Statement of Earnings (Unaudited)

                          Year ended June 30, 1994



                                As Reported
                       --------------------------
                           Watts
                         Industries,
                         Inc. and                    Pro Forma      Pro Forma
                       Subsidiaries  Acquisitions   Adjustments   Consolidated
                       ------------------------------------------------------
                              (000's omitted, except per-share data)
Net sales               $518,541      $101,801                       $620,342
Cost of goods sold       322,336        69,952                        392,288
Selling, general and
 administrative expenses 121,597        25,628      $ 1,046 (C)       148,271
                        ------------------------------------------------------
Operating earnings        74,608         6,221       (1,046)           79,783

Other (income) expense:
 Interest income          (2,986)         (178)       2,034 (C)        (1,130)
 Interest expense          8,779         1,477          498 (C)        10,754
 Other, net                1,480           201                          1,681
                        ------------------------------------------------------
Earnings before income
 taxes                    67,335         4,721       (3,578)           68,478

Provision for income
 taxes                    26,325         1,673         (988)(C)        27,010
                       -------------------------------------------------------
Net earnings           $  41,010     $   3,048      $(2,590)        $  41,468

Primary and fully
 diluted earnings
  per share            $    1.38                                    $    1.40
                       -------------------------------------------------------
Weighted-average
 number of common
  shares:
   Primary                  29,674                                     29,674
                       -------------------------------------------------------
Fully diluted               29,711                                     29,711
                       -------------------------------------------------------

See accompanying notes to pro forma condensed consolidated financial statements (unaudited).

     Watts Industries, Inc. and Subsidiaries and Jameco Industries, Inc.,
       Pibiviesse S.p.A. and Tianjin Tanggu Watts Valve Company Limited

      Pro Forma Condensed Consolidated Statement of Earnings (Unaudited)

                      Three months ended September 30, 1994



                       As Reported
                      -------------------------
                          Watts
                        Industries,
                        Inc. and                   Pro Forma    Pro Forma
                      Subsidiaries  Acquisitions  Adjustments  Consolidated
                      ------------------------------------------------------
                            (000's omitted, except per-share data)

Net sales                $152,677        $11,375                    $164,052
Cost of goods sold         96,994          6,795                     103,789
Selling, general and
 administrative expenses   34,849          3,606     $ 163 (C)        38,618
                      ------------------------------------------------------
Operating earnings         20,834            974      (163)           21,645

Other (income) expense:
 Interest income            (750)            (24)      347 (C)          (427)
 Interest expense          2,410             139       165 (C)         2,714
 Other, net                  264             220                         484
                      -------------------------------------------------------
Earnings before income
 taxes                    18,910             639      (675)           18,874

Provision for income
 taxes                     7,520             238      (204)(C)         7,554
                      -------------------------------------------------------
Net earnings           $  11,390       $     401     $(471)        $  11,320


Primary and fully
 diluted earnings
  per share            $     .38                                   $     .38
                       -------------------------------------------------------
Weighted-average
 number of common
  shares:
    Primary               29,698                                      29,698
                       ------------------------------------------------------
    Fully diluted         29,714                                      29,714


See accompanying notes to pro forma condensed consolidated financial statements (unaudited).

    Watts Industries, Inc. and Subsidiaries and Jameco Industries, Inc.,
      Pibiviesse S.p.A. and Tianjin Tanggu Watts Valve Company Limited

           Notes to Pro Forma Condensed Consolidated Financial
                        Statements (Unaudited)

                          September 30, 1994

On November 18, 1994, two wholly-owned indirect subsidiaries of Watts Industries, Inc. acquired from Philabel International NV all of the issued and outstanding capital stock of Philabel NV, a Dutch holding company owning all of the issued and outstanding capital of Pibiviesse S.p.A. (PBVS) for a price of approximately $20,150,000. Accordingly, the balance sheet of PBVS as of September 30, 1994 and related statement of earnings for the three months then ended have been included in the "As Reported Acquisitions" columns of the respective accompanying pro forma condensed consolidated financial statements. Since the acquisitions of Jameco Industries, Inc. and Tanggu Watts occurred on July 28, 1994 and July 15, 1994 (the date of the joint venture's business license approval), respectively, the balance sheet amounts at September 30, 1994 and statement of earnings amounts since the acquisition dates have been included in the "As Reported Watts Industries, Inc. and Subsidiaries" columns for the three months ended September 30, 1994 of the respective accompanying pro forma condensed consolidated financial statements. The operating results of Jameco Industries, Inc. and Tanggu Watts for the period July 1, 1994 to their dates of acquisition were immaterial.
The statement of earnings amounts in the "As Reported Acquisitions" column for the year ended June 30, 1994 include the operating results of Jameco Industries, Inc., Tanggu Watts and PBVS for twelve month periods ended on or prior to June 30, 1994.

                               (000's omitted)

(A)	Reflects reductions in cash and increase in outstanding indebtedness as a result of the acquisition of PBVS.

Purchase price:
  Cash:
     Purchase price                              $  6,800
     Professional fees                                350
                                                 --------
                                                    7,150
Borrowings under revolving
 line of credit                                    13,000
                                                 --------
                                                  $20,150

(B)	Under purchase accounting, PBVS's assets and liabilities are required to be adjusted to their estimated fair values.  The estimated fair value adjustments have been determined by Watts Industries, Inc. based upon available information.  The following are the pro forma adjustments made to reflect
PBVS's fair values as of September 30, 1994.

                                                Net Assets
                                                ----------
Amounts reported by PBVS                          $ 1,904
Fair value adjustments, net of estimated
 future tax effects, if any:
   Cost in excess of net assets acquired           18,246
                                                 --------
                                                  $20,150

Watts Industries, Inc. and Subsidiaries and Jameco Industries, Inc., Pibiviesse S.p.A. and Tianjin Tanggu Watts Valve Company Limited

Notes to Pro Forma Condensed Consolidated Financial
Statements (unaudited)(continued)

                             (000's omitted)

(C)	For purposes of determining the pro forma effect of the acquisitions on the
Watts Industries, Inc. consolidated statements of earnings, the following pro forma adjustments have been made:

                                                                Three months
                                                    Year ended      ended
                                                     June 30     September 30
                                                       1994         1994
                                                ------------------------------
                                                Increase (Decrease) in Income

1.	Decrease in investment income resulting from
     the reduction of short-term investments         $(2,034)       $(347)

2.	Interest expense on revolving line of credit
     at LIBOR plus 25 basis points                      (498)        (165)

3.	Decrease in income tax provision associated
     with 1. and 2., above                               988          204

4.	Amortization over 40 years of cost in excess
     of net assets acquired                           (1,046)        (163)
                                                -----------------------------
                                                     $(2,590)       $(471)